UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 10, 2015
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2015, Christopher P. Johns, President of PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (“Utility”), and a member of the Utility’s Board of Directors, notified PG&E Corporation and the Utility of his decision to resign from the Utility’s Board of Directors effective on August 17, 2015, rather than December 31, 2015, as previously disclosed.  Also on July 10, 2015, the Utility’s Board of Directors took the following actions to become effective on August 17, 2015:

•	elected Mr. Johns to serve as Vice Chairman of the Utility until his retirement on December 31, 2015,
•	elected Geisha J. Williams to serve as President, Electric Operations of the Utility,
•	elected Nickolas Stavropoulos to serve as President, Gas Operations of the Utility,
•	elected Ms. Williams and Mr. Stavropoulos as members of the Utility’s Board of Directors, and
•	appointed Ms. Williams and Mr. Stavropoulos to the Executive Committee of the Utility’s Board of Directors.

A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K.

In their new roles, Mr. Johns will continue to report to the Chief Executive Officer of PG&E Corporation, and Ms. Williams and Mr. Stavropoulos will report to the Utility’s Board of Directors.

Mr. Johns, 54, has served as the President of the Utility since August 2009, and he was elected as a member of the Utility’s Board of Directors in February 2010.

Ms. Williams, 54, currently serves as the Executive Vice President, Electric Operations of the Utility, a position she has held since June 2011.  From December 2007 to May 2011, she served as the Senior Vice President, Energy Delivery of the Utility.  In her current role, she is responsible for all of the Utility’s non-nuclear electric operations.  As President, Electric Operations, she also will be responsible for the Utility’s nuclear generation operations and its customer care function.  In connection with her election, Ms. Williams’ annual base salary will increase from $616,000 to $675,000, and she will receive restricted stock units (“RSUs”) with a value of $500,000, as described below.

Mr. Stavropoulos, 57, currently serves as the Executive Vice President, Gas Operations of the Utility, a position he has held since June 2011.  In his current role, he is responsible for all of the Utility’s gas operations.  As President, Gas Operations, he also will be responsible for the enterprise-wide information technology and safety and shared services functions.  Before joining the Utility, Mr. Stavropoulos served as Executive Vice President and Chief Operating Officer, U.S. Gas Distribution of National Grid, an energy company headquartered in Boston, Massachusetts.  In connection with his election, Mr. Stavropoulos’s annual base salary will increase from $604,000 to $640,000, and he will receive RSUs with a value of $500,000, as described below.

Also on July 10, 2015, the PG&E Corporation Board of Directors elected John R. Simon to serve as Executive Vice President, Corporate Services and Human Resources of PG&E Corporation, effective on August 17, 2015.  Mr. Simon, 50, currently serves as the Senior Vice President, Human Resources of PG&E Corporation and the Utility.  He will continue to report to the Chief Executive Officer of PG&E Corporation.  In his new role, Mr. Simon will continue to oversee human resources for both PG&E Corporation and the Utility and, in addition, he will oversee corporate affairs, regulatory affairs, and corporate strategy.  In connection with his election, Mr. Simon’s annual base salary will increase from $444,500 to $475,000, and he will receive RSUs with a value of $400,000, as described below.

The number of RSUs to be granted to each officer will be determined by dividing the award value by the closing stock price of a share of PG&E Corporation common stock on the New York Stock Exchange on August 17, 2015, the anticipated grant date.  One-half of the RSUs will vest on the second anniversary of the grant date and the remaining half will vest on the third anniversary.  If the officer’s employment is terminated before the RSUs vest (other than due to the officer’s death, disability, or termination without cause), the RSUs will be forfeited.  Each time that a cash dividend is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of RSUs granted to the officer will be accrued on behalf of the officer.  Accrued dividends are paid in cash at the time that the related RSUs are settled.  Vested RSUs will be settled by the issuance of a number of shares of PG&E Corporation common stock equal to the number of vested RSUs minus a number of shares having an aggregate value equal to the applicable taxes and other amounts required to be withheld.

In addition to the organizational changes described above, Kent M. Harvey, currently Senior Vice President and Chief Financial Officer of PG&E Corporation and Senior Vice President, Financial Services of the Utility, will relinquish his Utility title, effective on August 17, 2015.  He will continue to serve as Senior Vice President and Chief Financial Officer of PG&E Corporation.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 10, 2015, the Utility’s Board of Directors approved amendments to the Utility’s Bylaws to become effective on August 17, 2015.  The amendments will:

•	increase the authorized number of directors from 13 to 14,
•	change the current provision providing that the Vice Chairman shall be a member of the Utility’s Board of Directors, to provide that the Vice Chairman may be, but is not required to be, a member of the Board,
•	change the current provision providing that, if there is no Chief Executive Officer (“CEO”) of the Utility, the President shall exercise the duties and responsibilities of the CEO office, to provide that, if there is no CEO, the President shall exercise the duties, responsibilities, authority, and powers of the CEO office, including the authority to further delegate such duties, responsibilities, authority, and powers (subject to any specific delegation limitations established by the Utility’s Board of Directors), and
•	add provisions specifying how the duties, responsibilities, authority, and powers granted to the office of the President shall be exercised if the Board of Directors elects more than one individual to simultaneously serve with the title of President.

A copy of the amended Bylaws is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1	Press Release dated July 13, 2015

Exhibit 99.2	Bylaws of Pacific Gas and Electric Company, amended as of August 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: July 13, 2015	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: July 13, 2015	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release dated July 13, 2015

Exhibit 99.2	Bylaws of Pacific Gas and Electric Company, amended as of August 17, 2015